Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Viatar CTC Solutions Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ilan Reich, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ilan Reich	Date: May 10, 2016
Ilan Reich
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)